THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2004

NEW CENTURY MORTGAGE SECURITIES, INC.
(as depositor under the Servicing Agreement, dated as April 21, 2004, providing for the issuance of New Century Home Equity Loan Trust Asset Backed Notes Series 2004-1)

New Century Home Equity Loan Trust 2004-1
(Exact name of issuing entity as specified in its charter)

New Century Mortgage Securities, Inc.
(Exact name of depositor as specified in its charter)

New Century Mortgage Corporation
(Exact name of sponsor as specified in its charter)

DELAWARE	333-110474-01	33-0852169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18400 Von Karman, Suite 100 Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (949) 863-7243.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets.

 For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit No.	Description
4.1	Supplemental Indenture No. 1 dated as of December 15, 2006, between New Century Home Equity Loan Trust 2004-1, as Issuing Entity, and Deutsche Bank National Trust Company, as Indenture Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW CENTURY MORTGAGE SECURITIES, INC.

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

Dated: January 11, 2007

EXHIBIT INDEX

Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description
4.1	Supplemental Indenture No. 1 dated as of December 15, 2006, between New Century Home Equity Loan Trust 2004-1, as Issuing Entity, and Deutsche Bank National Trust Company, as Indenture Trustee.